UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class (1)	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $.0001 par value	RGSE	None

(1)  The Registrant’s Class A common stock is currently registered pursuant to Section 12(b) of the Act. On March 12, 2019, The Nasdaq Stock Market LLC filed a Form 25-NSE with the Securities and Exchange Commission which delisted the Class A common stock from Nasdaq on March 22, 2019 and is expected to deregister the Class A common stock from Section 12(b) of the Act on June 10, 2019. The Registrant plans to register the Class A common stock under Section 12(g) of the Act before June 10, 2019.

Item 7.01. Regulation FD Disclosure.

Real Goods Solar, Inc. (the “Company”) has posted the attached corporate presentation and business update related to the Company’s business to the investor relations section of its website on May 15, 2019. Copies of the corporate presentation and business update are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information under this Item 7.01 and the corporate presentation attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 7.01 and the corporate presentation attached hereto as Exhibit 99.1 and the business update attached hereto as Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate presentation, dated May 2019
99.2	Business Update for 30-Day Period Since Last Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: May 15, 2019